EXHIBIT 10.3
AMENDMENT TO INVESTOR RIGHTS AGREEMENT

    This Amendment to Investor Rights Agreement (this “Amendment”) is dated as of August 5, 2021 and amends the Investor Rights Agreement (the “Agreement”), which was entered into as of March 14, 2018, by and between Athersys, Inc. (the “Company”) and HEALIOS K.K. (“Healios”) (each of the Company and Healios, a “Party” to this Amendment, and collectively, the “Parties”). All capitalized terms used but not defined herein shall have such meaning ascribed to them in the Agreement.

    WHEREAS, the Parties have entered into the Agreement, under the terms and conditions of which the Parties continue to perform;

    WHEREAS, pursuant to Section 10(i) of the Agreement, the Agreement may be amended by the written consent of each Party;
WHEREAS, on August 5, 2021, the Parties entered into a Comprehensive Framework Agreement (the “Comprehensive Agreement”) to resolve certain issues under agreements that exist between the Parties as of that date, to create a mutually beneficial business arrangement for the commercialization of the Product (as defined in the Comprehensive Agreement) and to expand the scope of their commercial cooperation through amendment(s), waiver(s), consent(s), or termination(s) of such existing agreements or entering into one or more new agreement(s) as outlined in the Comprehensive Agreement; and
    WHEREAS, the Parties desire to amend the Agreement as described below.
    NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the Parties, pursuant to Section 10(i) of the Agreement, agree that Section 8.1 of the Agreement is hereby deleted in its entirety, and agree that Section 8.2 of the Agreement shall be amended to delete the words “less than 15.0% of the outstanding Common Stock and”.

[Signature Page to Follow.]

    IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by its officer thereunto duly authorized as of the date first above indicated.

ATHERSYS, INC.

By:	/s/ William Lehmann, Jr.
Name: William Lehmann, Jr.
Title: Interim CEO

HEALIOS K.K.

By:	/s/ Dr. Tadahisa Kagimoto
Name: Dr. Tadahisa Kagimoto
Title: CEO